SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported)
                                 August 9, 2002


                            REALTY INCOME CORPORATION

             (Exact name of registrant as specified in its charter)

         Maryland                      1-13374                    33-0580106
(State or other Jurisdiction    (Commission File Number)         (IRS Employer
    of Incorporation)                                     Identification Number)

  220 West Crest Street,                                             92025
      Escondido, CA                                               (Zip Code)

(Address of principal executive offices)

                                 (760) 741-2111
              (Registrant's telephone number, including area code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 9.    REGULATION FD DISCLOSURE.

          On August 9, 2002, the Registrant filed its Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2002 with the Securities and Exchange Commission.

          Accompanying the Quarterly Report is the certification of Thomas A. Lewis, the Registrant's Chief Executive Officer, and Paul M. Meurer, the Registrant's Chief Financial Officer, pursuant to 18 U.S.C. ss. 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002. The text of each certification is set forth below:

      Certification of Chief Executive Officer and Chief Financial Officer

          Pursuant to 18 U.S.C. ss. 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of Realty Income Corporation, a Maryland corporation (the "Company"), hereby certify, to his best knowledge, that:

   (i) the accompanying Quarterly Report on Form 10-Q of the Company for the quarterly period ended June 30, 2002, (the "Report") fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

   (ii)the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                           ----------------------------------------
                           Thomas A. Lewis
                           Vice Chairman and Chief Executive Officer




                           ----------------------------------------
                           Paul M. Meurer
                           Executive Vice President, Chief Financial Officer and Treasurer

         The foregoing certification is being furnished solely to accompany the Report pursuant to 18 U.S.C. ss. 1350, and is not being filed for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, and is not to be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          Realty Income Corporation


Date:    August 9, 2002                   By:   /s/ Gregory J. Fahey
                                                ---------------------------
                                                Gregory J. Fahey
                                                Vice President, Controller